                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

       [ ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
       [X] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                             BIORELIANCE CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                             BIORELIANCE CORPORATION

                              14920 BROSCHART ROAD
                               ROCKVILLE, MD 20850

                                  APRIL 8, 1999

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
  BIORELIANCE CORPORATION:

       The 1999 Annual Meeting of Stockholders of BioReliance Corporation (the "Corporation") will be held at 14920 Broschart Road, Rockville, Maryland 20850 on Thursday, May 13, 1999 at 10:00 a.m. local time for the following purposes:

       1.     To elect two Class II directors for a term to expire in 2002.

       2.     To approve the Amended and Restated BioReliance 1997 Incentive
              Plan.

       3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors for the Corporation for the fiscal year ending December 31, 1999.

       4. To transact such other business as may properly come before the meeting or any adjournment thereof.

       Holders of common stock of the Corporation whose names appear of record on the books of the Corporation at the close of business on March 26, 1999 are entitled to notice of and to vote at the meeting or at any adjournment thereof. A list of such stockholders will be available for inspection by stockholders at the Corporation's principal office for a period of ten days prior to the meeting date.

                                              By Order of the Board of Directors

                                              /s/ Sherry L. Rhodes

                                              Sherry L. Rhodes
                                                 Secretary

--------------------------------------------------------------------------------
       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. A POSTAGE-PAID-RETURN-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                             BIORELIANCE CORPORATION

                              14920 BROSCHART ROAD
                               ROCKVILLE, MD 20850

                                  ------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1999
                                  -----------

                               GENERAL INFORMATION

       The Board of Directors of BioReliance Corporation ("BioReliance" or the "Corporation") is sending you this Proxy Statement in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 13, 1999 at 14920 Broschart Road, Rockville, Maryland 20850 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at all adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed to the Corporation's stockholders on or about April 8, 1999.

PURPOSES OF THE ANNUAL MEETING

       At the Annual Meeting, holders of record of the Corporation's outstanding shares of common stock, par value $0.01 per share, will be asked to consider and vote upon the following matters:

       (i) To elect two Class II directors to serve three-year terms, expiring in 2002 ("Proposal I").

       (ii) To approve the Amended and Restated BioReliance 1997 Incentive Plan ("Proposal II").

       (iii) To ratify the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the independent auditors for the fiscal year ending December 31, 1999 ("Proposal III").

       (iv) To transact such other business as may properly come before the Annual Meeting.

       The Board unanimously recommends that stockholders vote FOR each of the proposals described in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting.

RECORD DATE; QUORUM; VOTE REQUIRED

       The Board has fixed the close of business on March 26, 1999 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were 7,835,920 shares of common stock outstanding. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Each share of common stock outstanding on the Record Date entitles the record holder thereof to one vote on each matter that may properly come before the Annual Meeting. The two nominees for election as directors receiving the vote of the greatest number of shares of common stock represented in person or by properly executed proxy shall be elected to the Board of Directors as set forth in Proposal I. The affirmative vote of a majority of the shares of common stock represented in person or by properly executed proxy is required to approve the Amended and Restated BioReliance 1997 Incentive Plan as set forth in Proposal II. The affirmative vote of a majority of the shares of common stock represented in person or by properly executed proxy is required to ratify the appointment of PricewaterhouseCoopers as set forth in Proposal III.

       Abstentions will be counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to a proposal. Shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the absence or presence of a quorum. Broker shares that are not voted with respect to any matter will not be included in determining the total number of votes cast with respect to such matter. Accordingly, with respect to any matter other than the election of directors (which is determined by a plurality), abstentions will have the effect of a vote "against" the matter and non-votes of Broker Shares will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

PROXIES

       All shares of common stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR approval of the election of the Board's two nominees as directors of the Corporation, FOR the approval of the Amended and Restated BioReliance 1997 Incentive Plan, FOR the approval of the appointment of the independent auditors, and in the discretion of the proxy holder as to any other matter which may properly come before the Annual Meeting. Although the Corporation has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if any of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Corporation, at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the Corporation at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

       The Corporation will bear the cost of the solicitation. In addition to solicitation by mail, the Corporation will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of common stock and will reimburse them for their reasonable expenses in so doing. Certain directors, officers and other employees of the Corporation, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

       The Corporation's Annual Report to Stockholders containing the Corporation's financial statements for the fiscal year ended December 31, 1998 is being mailed with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information, as of March 1, 1999 with respect to the beneficial ownership of common stock by (i) each person known to the Corporation to be the beneficial owner of more than 5% of its outstanding shares of common stock, (ii) each director of the Corporation, (iii) each executive officer named in the Summary Compensation Table included in this Proxy Statement, and (iv) all directors and executive officers of the Corporation as a group.

                                                                                         Common Stock
                                                         --------------------------------------------------------------------------
 Name and Address                                        Amount and Nature of Beneficial            Percent of
 ----------------                                        -------------------------------            ----------
 of Beneficial Owner(1)                                            Ownership(2)                       Class
 ----------------------                                            ------------                       -----

Sidney R. Knafel(3)
   126 East 56th St.
   New York, NY 10022..................................              2,921,131                        37.3%
Royce & Associates, Inc.
   1414 Avenue of the Americas
   New York, NY  10019(4)..............................               504,000                          6.4%
The Douglas R. Knafel 1978 Trust
   126 East 56th St.
   New York, NY 10022..................................               459,974                          5.9%
The Andrew G. Knafel 1978 Trust
   126 East 56th St.
   New York, NY 10022..................................               459,974                          5.9%
State of Wisconsin Investment Board
   P.O. Box 7842
   Madison, WI  53707(5)...............................               417,000                          5.3%
Capers W. McDonald.....................................               292,397                          3.6%
John E. McEntire, Ph.D.................................               27,260                            *
Michael R.N. Thomas....................................                  -                              *
Sherry L. Rhodes.......................................                4,400                            *
William J. Gedale......................................                5,832                            *
Victoria Hamilton......................................               87,110                           1.1%
Gordon J. Louttit......................................                8,832                            *
Leonard Scherlis, M.D.(6)..............................               57,110                            *
Raymond F. Cosgrove, Ph.D..............................               18,471                            *
All directors and executive officers as a group
(12 persons)(3)(6).....................................              3,424,243                        43.7%

----------

* Less than 1%.

(1) Unless otherwise set forth in the table, the address for the listed beneficial owners and directors and executive officers is 14920 Broschart Road, Rockville, MD 20850.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of the Corporation's common stock that a person has the right to acquire within 60 days of March 1, 1999 pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Accordingly, the totals for the following persons include the following shares represented by options exercisable within 60 days of March 1, 1999: Mr. Knafel, 7,665 shares; Mr. McDonald, 275,631 shares; Dr. McEntire, 26,610 shares; Ms. Rhodes, 4,400 shares; Mr. Gedale 5,832 shares; Ms. Hamilton, 7,665 shares; Mr. Louttit, 7,832 shares; Dr. Scherlis, 7,665 shares; Dr. Cosgrove 18,121; and all directors and executive officers as a group, 363,121 shares.

(3) Includes 59,010 shares owned by Mr. Knafel's wife's estate, 70,000 shares owned by a corporation of which Mr. Knafel is a director and officer and 1,482,047 shares owned by trusts for the benefit of Mr. Knafel's children, as to all of which shares Mr. Knafel disclaims beneficial ownership. Excludes 280,810 shares owned by an adult child of Sidney R. Knafel, as to which shares Mr. Knafel also disclaims beneficial ownership.

(4) As reported on Schedule 13G dated February 8, 1999. Includes 11,100 shares owned by Royce Management Company.

(5)    As reported on Schedule 13G dated February 1, 1999.

(6) Excludes 13,050 shares owned by Dr. Scherlis' children and 1,482,047 shares held by trusts of which a son of Dr. Scherlis is trustee, as to which shares Dr. Scherlis disclaims beneficial ownership.





                                   PROPOSAL I
                              ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

       The Board of Directors consists of three classes of directors, with two directors in each of Class I, Class II and Class III. Directors hold office for staggered terms of three years or until their successors have been duly elected and qualified. Directors in one of the three classes will be elected each year at the Annual Meeting of Stockholders to succeed the directors whose terms are ending. The Class II directors, Victoria Hamilton and Leonard Scherlis, M.D., whose terms expire at the Annual Meeting, have been nominated to stand for re-election to the board for terms expiring at the Annual Meeting of Stockholders in 2002 or until their successors have been duly elected and qualified. The directors in Class I and Class III are serving terms ending at the Annual Meeting of Stockholders in 2001 and 2000, respectively.

       You may not vote for more than two nominees. The Board knows of no reason why any nominee will be unavailable or unable to serve. If any nominee should for any reason become unavailable for election, the proxy holders will vote for such other nominee as may be proposed by the Board.

       Certain information about the two nominees and other directors continuing in office is set forth below, including any position(s) they hold with the Corporation.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS


                                    POSITIONS OR OFFICES                 SERVED AS DIRECTOR
                     NAME           WITH THE CORPORATION                 CONTINUOUSLY SINCE                  AGE
                     ----           --------------------                 ------------------                  ---

Victoria Hamilton..................         None                               1982                          45

Leonard Scherlis, M.D..............         None                               1982                          78

       Victoria Hamilton has been a Director of the Corporation since 1982. Since January 1999, she has been an independent advisor to a number of public and private companies and a principal of The Washington Advisory Group. Ms. Hamilton served as Executive Vice President and Chief Operating Officer of General American Investors Corporation, Inc. from August 1995 through December 1998, and as Vice President of General American Investors Corporation, Inc. from February 1992 through August 1995. Ms. Hamilton also served as a director of General American Investors Corporation, Inc. from March 1996 through December 1998. From 1982 to 1992, Ms. Hamilton was an Associate of SRK Management Corporation, an investment and venture capital firm. She holds an A.B. and M.B.A. from Harvard University.

       Leonard Scherlis, M.D. has been a Director of the Corporation since 1982. Dr. Scherlis, Professor Emeritus of Medicine at the University of Maryland Medical School, has served as a research professor in the School's Department of Epidemiology and Preventive Medicine since 1987. He also is a member of the boards of the Maryland Medical Research Institute and the Clinical Trials and Surveys Corporation. He received a B.A. and M.D. from The Johns Hopkins University. Dr. Scherlis is the brother-in-law of Mr. Knafel, who serves as Chairman of the Board of the Corporation and is the Corporation's principal stockholder.

CLASS III DIRECTORS


                                               POSITIONS OR OFFICES
                    NAME                       WITH THE CORPORATION         SERVED AS DIRECTOR CONTINUOUSLY SINCE       AGE
                    ----                       --------------------         -------------------------------------       ---

Sidney R. Knafel..................             Chairman of the Board                       1982                          68

Capers W. McDonald................             President and Chief                         1992                          47
                                               Executive Officer

       Sidney R. Knafel has served as Chairman of the Board of the Corporation since 1982, and is the Corporation's principal stockholder. Since 1982, he has also been the managing partner of SRK Management Corporation, an investment and venture capital concern. Mr. Knafel founded or provided start-up capital to Vision Cable Communications, Inc.; Insight Communications Corporation; Insight Communications Corporation U.K. (the predecessor of NTL Incorporated); and Cellular Communications, Inc. Mr. Knafel also serves as a director of Cellular Communications of Puerto Rico, Inc., CoreComm Incorporated, General American Investors Corporation, Inc., IGENE Biotechnology, Inc., NTL Incorporated and other private companies. Mr. Knafel holds an A.B. and M.B.A. from Harvard University. Mr. Knafel is the brother-in-law of Dr. Scherlis, a Director of the Corporation.

       Capers W. McDonald joined the Corporation as President and Chief Executive Officer in June 1992 and has been a Director of the Corporation since August 1992. From 1989 to 1992, Mr. McDonald served as President of Spectroscopy Imaging Systems Corporation, a joint-venture of Siemens Medical Systems, Inc. and Varian Associates, Inc. in California. Before 1989, he held senior management positions with Hewlett-Packard Corporation in the Analytical Products Group and with HP Genenchem. Mr. McDonald is a co-founder and immediate past Chair of the Maryland Bioscience Alliance, a cooperative business association of over 100 bioscience companies throughout the state, and he is also a member of the Board of Visitors to the University of Maryland Biotechnology Institute. During 1996, he chaired the Bioscience Industry Growth Sector Committee for the Maryland Department of Business and Economic Development and is a Governor-appointed member of the Partnership for Workforce Quality. He received a S.M. in Mechanical Engineering from Massachusetts Institute of Technology and a M.B.A. from Harvard Business School.

CLASS I DIRECTORS


                                                  POSITIONS OR OFFICES               SERVED AS DIRECTOR
                    NAME                          WITH THE CORPORATION               CONTINUOUSLY SINCE           AGE
                    ----                          --------------------               ------------------           ---

William J. Gedale.................             None                                        1991                    55


Gordon J. Louttit.................             None                                        1980                    50

       William J. Gedale has been a Director of the Corporation since 1991. He is also the President and Chief Executive Officer of Mount Everest Advisors LLC, an investment counseling firm, where he has served since 1996. From April 1998 to October 1998, Mr. Gedale also served as the President of Sheer Asset Management Inc., an investment advisory company. From 1995 to 1996, he was a Managing Director of John W. Bristol and Co., an investment counseling firm. From 1989 to 1995, Mr. Gedale served as President and Chief Executive Officer of General American Investors Corporation, Inc., a closed-end investment fund. Mr. Gedale is a trustee of Neurosciences Research Foundation, a director of the New York Hospital Departmental Associates, a director of Unilab Corporation, a California-based clinical laboratory company, and a member of the New York Society of Security Analysts. He holds a M.B.A. from New York University and a J.D. from Fordham University.

       Gordon J. Louttit has been a Director of the Corporation since 1980. Since 1995, he has also served as Senior Vice President, General Counsel and Secretary of The Aerospace Corporation, a non-profit organization that provides technical support to government aerospace programs. From 1985 to 1995, he served as Vice President, Assistant General Counsel and Secretary of Whittaker Corporation, an electronics and aerospace manufacturer that is the former parent company and stockholder of the Corporation. Mr. Louttit holds a J.D. from UCLA Law School.

VOTE REQUIRED

       The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors at that meeting shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for," "against," or abstain from voting, will be counted for purposes of determining the number of shares present for purposes of establishing a quorum.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS.


BOARD OF DIRECTORS AND COMMITTEES

       The Board held seven meetings during the year ended December 31, 1998. Each director attended at least 75% of the meetings of the Board and at least 75% of the meetings of committees on which he or she serves.

       The standing committees of the Board include the Audit Committee and the Compensation Committee. The Audit Committee and the Compensation Committees each consist entirely of non-employee directors. The Board has not appointed a nominating committee.

       The Audit Committee reviews the adequacy of systems and procedures for preparing the financial statements and the suitability of internal financial controls. The Audit Committee also reviews and approves the scope and performance of the independent auditors' work. Mr. Knafel, Mr. Louttit and Ms. Hamilton serve as members of the Audit Committee, and Mr. Louttit serves as Chairman of the Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 1998.

       The Compensation Committee administers the Amended and Restated BioReliance 1997 Incentive Plan and reviews and sets compensation of the executive officers of the Corporation. Messrs. Gedale and Knafel and Dr. Scherlis are members of the Compensation, and Mr. Gedale serves as Chairman of the Compensation Committee. The Compensation Committee met seven times during the fiscal year ended December 31, 1998.

COMPENSATION OF DIRECTORS

       Automatic Option Grants. The Amended and Restated BioReliance 1997 Incentive Plan provides for (i) each non-employee director to receive an annual automatic grant of 1,000 non-qualified stock options, and (ii) the chairperson of each board committee to receive an additional annual automatic grant of 500 non-qualified stock options. On January 1, 1998 each of Messrs. Knafel, Gedale and Louttit, Dr. Scherlis and Ms. Hamilton received their 1998 annual automatic option grants to purchase 1,000 shares of common stock at an exercise price of $23.00 per share, the fair market value of the common stock on the date of grant. Each of Messrs. Gedale and Louttit, who serve as committee chairpersons, received additional automatic option grants to purchase 500 shares of common stock at an exercise price of $23.00 per share, the fair market value of the common stock on the date of grant. Under the Amended and Restated BioReliance 1997 Incentive Plan, as amended, annual automatic option grants to directors would be increased from 1,000 to 5,000 non-qualified stock options.

       Discretionary Option Grants. In addition to these automatic option grants, non-employee directors are eligible under the Amended and Restated BioReliance 1997 Incentive Plan to receive discretionary grants of stock options as compensation for their services. On May 21, 1998 each of Messrs. Knafel, Gedale and Louttit, Dr. Scherlis and Ms. Hamilton received discretionary options to purchase 5,000 shares of common stock at an exercise price of $14.63, the fair market value of the common stock on the date of grant. On March 1, 1999, each of Messrs. Knafel, Gedale and Louttit, Dr. Scherlis and Ms. Hamilton received additional discretionary options to purchase 5,000 shares of common stock at an exercise price of $6.38, the fair market value of the common stock on the date of grant.

       Expenses. Non-employee directors receive no compensation other than the option grants disclosed above. Directors are reimbursed for travel costs and other out-of-pocket expenses incurred in attending each directors' meeting and committee meeting.


COMPENSATION OF MEMBERS OF SCIENTIFIC ADVISORY BOARD

       In addition to its Board of Directors, the Corporation has a Scientific Advisory Board that provides guidance to management on research and development activities. The Board of Directors appoints the members of the Scientific Advisory Board. The members of the Scientific Advisory Board are Dr. Richard J. Albertini, Dr. Bernard Francis Xavier Gannon, Dr. Gerard J. McGarrity, Dr. Jeffrey M. Ostrove, Dr. John E. Shively and Dr. Michael E. Wiebe. Dr. Wiebe also serves as the Chief Scientific Officer of the Corporation. Dr. McGarrity replaced Dr. Inder M. Verma, who resigned in 1998. Each non-employee member of the Scientific Advisory Board receives an annual fee of $2,000 plus a stipend and expenses for each meeting attended. Non-employee members of the Scientific Advisory Board also receive automatic option grants to purchase 1,000 shares of common stock upon their appointment to the Scientific Advisory Board, and on January 1 of each year thereafter, receive annual automatic option grants to purchase 500 shares of common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

       The following table presents certain information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 1996, December 31, 1997 and December 31, 1998 for the Chief Executive Officer and the other most highly compensated executive officers of the Corporation (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE



                                                                       ANNUAL COMPENSATION
                                                                       -------------------


   NAME AND PRINCIPAL POSITION                               YEAR      SALARY($)(1)     BONUS($)(2)
   ---------------------------                               ----      ------------     -----------


   Capers W. McDonald................................        1998        290,700            ---
     President, Chief Executive Officer and Director         1997        269,077          100,000
                                                             1996        239,434           50,000

   Michael R.N. Thomas (6)...........................        1998        166,261         60,000(7)
     Vice President, Chief Financial Officer.........        1997          ---              ---
                                                             1996          ---              ---

   John E. McEntire, Ph.D............................        1998        174,301            ---
     Vice President, U.S. Testing and Development            1997        154,347           18,233
                                                             1996        135,280           15,021


   Sherry L. Rhodes..................................        1998        175,032            ---
     Vice President, Administration; and                     1997          ---              ---
      General  Counsel                                       1996          ---              ---

   Raymond F. Cosgrove, Ph.D.........................        1998         96,694            ---
     Vice President, European Operations                     1997         85,266           10,607
                                                             1996         75,898           7,166


                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                                         OTHER                SHARES
                                                                         ANNUAL              UNDERLYING           ALL OTHER
   NAME AND PRINCIPAL POSITION                                      COMPENSATION($)(3)      OPTIONS (#)      COMPENSATION ($)
   ---------------------------                                      ------------------      -----------      ----------------
                                                                                                 (4)
                                                                                                 ---
   Capers W. McDonald................................                      4,800               38,300(5)              ---
     President, Chief Executive Officer and Director                       4,750                  ---                 ---
                                                                           4,620                  ---                 ---

   Michael R.N. Thomas (6)...........................                      4,800                  ---                 ---
     Vice President, Chief Financial Officer.........                       ---                   ---                 ---
                                                                            ---                   ---                 ---

   John E. McEntire, Ph.D............................                      4,800               24,640(8)              ---
     Vice President, U.S. Testing and Development                          4,577                  ---                 ---
                                                                           1,530                11,666                ---


   Sherry L. Rhodes..................................                      4,800               44,400(9)              ---
     Vice President, Administration; and                                    ---                   ---                 ---
      General Counsel                                                       ---                   ---                 ---

   Raymond F. Cosgrove, Ph.D.........................                      6,342              10,400(10)           10,154(11)
     Vice President, European Operations                                   5,383                  ---              9,928(11)
                                                                           2,357                  ---              9,402(11)

----------

(1)    Includes amounts deferred pursuant to the Corporation's 401(k) Plan.

(2) At the discretion of the Compensation Committee, no cash bonuses were paid to the executive officers for 1998, with the exception of Mr. Thomas (see footnote 7 below). In lieu of cash bonuses, the Compensation Committee made special grants of non-qualified stock options to its executive officers on March 1, 1999. See footnotes 5, 8, 9 and 10 and the "Compensation Committee Report."

(3) Consists of the Corporation's contributions under its 401(k) Plan for the executives listed other than Dr. Cosgrove. Dr. Cosgrove received a contribution of $6,342 to his pension plan.

(4) Does not include options granted in January 1998 that were canceled and replaced with options granted in May 1998. See "Option Repricing" and "Compensation Committee Report -- Cancelation and Replacement of Options."

(5) Includes special grants of 6,300 non-qualified stock options and 12,000 incentive stock options made on March 1, 1999.

(6) Mr. Thomas resigned his executive positions with the Corporation effective November 30, 1998. Patrick J. Spratt succeeded him as Treasurer and Chief Financial Officer. The Corporation and Mr. Thomas entered into an agreement, dated as of October 1, 1998, providing for his continued employment through December 31, 1998, and the payment of a $50,000 bonus upon the termination of his employment (the "Thomas Agreement").

(7) Reflects a $10,000 hiring bonus paid to Mr. Thomas when he joined the Corporation and a $50,000 bonus paid to him upon his resignation pursuant to the Thomas Agreement.

(8) Includes a special grant of 2,640 non-qualified stock options made on March 1, 1999.

(9) Includes a special grant of 4,400 non-qualified stock options made on March 1, 1999.

(10) Includes a special grant of 2,400 non-qualified stock options made on March 1, 1999.

(11)   Consists of the Corporation's payment of a car allowance.

       OPTION GRANTS

       The following table sets forth certain information regarding options granted by the Corporation to the Named Executive Officers during 1998.


                                                              OPTION GRANTS IN LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS(1)

                                       ----------------------------------------------------------------------------------
                                           NUMBER OF
                                             SHARES           PERCENT OF TOTAL
                                           UNDERLYING        OPTIONS GRANTED TO       EXERCISE
                                            OPTIONS            EMPLOYEES IN            PRICE
                                         GRANTED(#)(2)         FISCAL YEAR(2)        ($/SHARE)     EXPIRATION DATE
                                       ---------------         --------------        ---------     ---------------
 NAME
 ----
 Capers W. McDonald...........               20,000                  5%                14.63            5/21/2005
 Michael R.N. Thomas(3).......               30,000                  7%                14.63            12/31/1998
 John E. McEntire, Ph.D.......               22,000                  5%                14.63            5/21/2005
 Sherry L. Rhodes.............               40,000                 10%                14.63            5/21/2005
 Raymond F. Cosgrove, Ph.D...                 8,000                  2%                14.63            5/21/2005


                                               POTENTIAL REALIZABLE VALUE AT
                                            ASSUMED ANNUAL RATES OF STOCK PRICE
                                                  APPRECIATION FOR OPTION
                                                  -----------------------
                                                           TERM
                                                 5% ($)             10% ($)
                                                 ------             -------
 NAME
 ----
 Capers W. McDonald...........                   119,118            277,595
 Michael R.N. Thomas(3).......                   178,676            416,392
 John E. McEntire, Ph.D.......                   131,029            305,354
 Sherry L. Rhodes.............                   238,235            555,189
 Raymond F. Cosgrove, Ph.D...                     47,647            111,038

------------
(1) Each of the options granted to the Named Executive Officers has a term of seven years and vests in 20% increments over five years beginning on the date of grant.

(2) Does not include options granted in January 1998 that were canceled and replaced with options granted in May 1998. See "Option Repricing" and "Compensation Committee Report -- Cancelation and Replacement of Options."

(3)    Mr. Thomas's options expired upon his resignation on December 31, 1998.

OPTION EXERCISES

       The following table provides information with respect to options exercised by the Named Executive Officers during 1998 and the number and value of unexercised options held by the Named Executive Officers as of December 31, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                                             NUMBER OF SHARES
                                                                                          UNDERLYING UNEXERCISED
                                                                                             OPTIONS AT FISCAL
                                                                                                 YEAR-END (#)
                                         SHARES ACQUIRED            VALUE                 ----------------------
NAME                                      ON EXERCISE (#)       REALIZED ($)(1)        EXERCISABLE     UNEXERCISABLE
----                                  --------------------   -- ----------------   ----------------    -------------
Capers W. McDonald.........                    ---                   ---               268,957             20,374
Michael R.N. Thomas........                    ---                   ---                 ---               30,000
John E. McEntire,  Ph.D....                    ---                   ---                21,860             31,806
Sherry L. Rhodes...........                    ---                   ---                 ---               40,000
Raymond F. Cosgrove, Ph.D.                     ---                   ---                15,521              8,811


                                           VALUE OF UNEXERCISED
                                           IN-THE-MONEY OPTIONS
                                         AT FISCAL YEAR-END ($)(1)
                                         -------------------------
NAME                                  EXERCISABLE        UNEXERCISABLE
----                                  -----------        -------------
Capers W. McDonald.........            $1,753,120           $2,782
Michael R.N. Thomas........               ---                 ---
John E. McEntire,  Ph.D....             117,677             48,156
Sherry L. Rhodes...........               ---                 ---
Raymond F. Cosgrove, Ph.D.              100,637              4,272


----------
(1) For the purposes of this calculation, value is based upon the difference between the exercise price and $8.00 per share, the closing price of the Corporation's common stock on December 31, 1998 as reported by the Nasdaq National Market System.


OPTION REPRICING

       The following table sets forth certain information regarding the repricing of options during 1998. The repricing occurred when the Board canceled options that it had granted to the Named Executive Officers in January 1998 and granted replacement options to them in May 1998. See "Compensation Committee Report -- Cancelation and Replacement of Options."

                          TEN-YEAR OPTION/SAR REPRICING



              (a)                       (b)                (c)                    (d)

                                                        Number of
                                                        Securities           Market Price of
                                                       Underlying           Stock at Time of
                                                       Options/SARS           Repricing or
                                                       Repriced or             Amendment
              Name                     Date             Amended #                 ($)
              ----                     ----             ----------               ------
Capers W. McDonald                    5/21/98             15,000                 $14.63
Sherry L. Rhodes                      5/21/98             20,000                 $14.63
John E. McEntire, Ph.D.               5/21/98              7,000                 $14.63
Michael R.N.  Thomas                  5/21/98             25,000                 $14.63
Raymond Cosgrove, Ph.D.               5/21/98              4,000                 $14.63


     (e)                 (f)                    (g)
                                              Length of
                                               Original
Exercise Price                               Option Term
  at Time of                                 Remaining at
 Repricing or        New Exercise          Date of Repricing
 Amendment              Price                or Amendment
    ($)                  ($)             ----------------------
    ----                ------
   $23.00               $14.63                6.6 yrs
   $23.00               $14.63                6.6 yrs
   $23.00               $14.63                6.6 yrs
   $22.50               $14.63                6.6 yrs
   $23.00               $14.63                6.6 yrs

401(k) PLAN

       The Corporation maintains a retirement plan (the "401(k) Plan") intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). The 401(k) Plan is a defined contribution plan that covers employees of the Corporation at least 21 years of age who have been employed by the Corporation for at least 90 days. Employees may contribute up to 15% of their annual wages (subject to an annual limit prescribed by the Code) as pretax, salary-deferred contributions. The Corporation may, in its discretion, match employee contributions up to a maximum of 6% of annual wages. The Corporation's contribution to the 401(k) Plan for the year ended December 31, 1998 was $281,891.88.

COMPENSATION COMMITTEE REPORT

       The Compensation Committee of the Board of Directors determines the compensation paid to each of the Corporation's executive officers and administers the Amended and Restated BioReliance 1997 Incentive Plan.

EXECUTIVE COMPENSATION POLICY

       The primary objectives of the Corporation's executive compensation policy are:

       - to attract, motivate and retain talented executives by providing compensation that is competitive with the compensation paid to executives at comparable companies in the contract service organizations "CSO" industry and related service industries;

       - to maintain compensation levels that are consistent with the Corporation's financial objectives and operating performance;

       - to reinforce strategic financial and operating performance objectives through the use of annual incentive programs; and

       - to align the interests of executive officers and stockholders through bonuses based on the Company's performance and by providing equity compensation.

       The Compensation Committee reviews this policy annually and determines whether, in its judgment, the compensation levels of the Corporation's executive officers meet these stated objectives and serve the best interests of the Corporation and its stockholders. The Compensation Committee also reviews the Corporation's compensation policy in relation to the Corporation's financial performance, annual budgeted financial goals and its position in the industry.

COMPENSATION OF EXECUTIVE OFFICERS

       The Corporation's compensation program currently consists of base salary and incentive compensation (in the form of cash bonuses and/or stock options). In reviewing and setting executive compensation, the Compensation Committee reviews the annual compensation packages of its executive officers in light of the Corporation's executive compensation policy for that year. In addition to corporate performance, the Committee considers the level of experience and responsibilities of each executive officer as well as the personal contributions a particular individual may make to the success of the Corporation. Factors such as leadership skills, analytical skills and organizational development are important qualitative factors. No relative weight is assigned to these qualitative factors, which the Committee applies subjectively.

        BASE SALARY. The Corporation strives to offer competitive base salaries in comparison to the local market, CSO industry, and other related service industry practices. In determining whether an increase in base salary for executive officers was appropriate for fiscal 1998, the Compensation Committee considered the salary ranges of industry competitors, each executive officer's experience generally and with the Corporation specifically, and each executive's contributions to the Corporation.

       During 1998, three of the Corporation's executive officers resigned and the Corporation hired three new executive officers. In setting base salaries for these new executive officers, the Committee took into account the salary ranges of industry competitors, the individual's prior experience and expected contribution to the Corporation, and the relative importance of the position in terms of achieving corporate objectives.

       INCENTIVE COMPENSATION. The Compensation Committee believes that incentive compensation for executive officers should be primarily linked to the Corporation's operating performance. Incentive compensation may consist of cash bonuses and/or equity compensation.

       Cash Bonuses. Executive officers may receive cash bonuses based on (1) the Corporation's actual performance during the fiscal year compared to the earnings targets approved by the Board of Directors through the annual plan and budget, as well as subsequent internal projections and
       (2) their individual contribution toward achieving these performance goals. Because the Corporation did not meet its internal performance goals for the 1998 fiscal year, no cash bonuses were paid to executive officers.

       Equity Compensation. Executive officers are eligible to receive stock options or other equity-based awards under the Amended and Restated BioReliance 1997 Incentive Plan. It is the Compensation Committee's policy to award stock options to each executive officer when he or she joins the Corporation. Thereafter, the Compensation Committee, at its discretion, makes periodic grants to reward the performance of executive officers and to provide incentives for future performance. Although executive officers may receive stock options or other equity awards based on the Corporation's financial performance, as well as on his or her individual performance, there is no established formula or criteria for grants under the Amended and Restated BioReliance 1997 Incentive Plan, and options or other awards may be granted on a subjective basis at intervals determined by the Compensation Committee.

       During 1998, the Compensation Committee granted incentive stock options to purchase 30,000 shares of common stock to each of Messrs. Thomas and Spratt and Dr. Wiebe upon their joining the Corporation. In addition, the Compensation Committee granted incentive stock options to purchase 40,000 shares of common stock to Ms. Rhodes during 1998, although she joined the Corporation in December 1997. During 1998, the Compensation Committee also granted incentive stock options to purchase 8,000 shares of common stock to Dr. Cosgrove and incentive stock options to purchase 22,000 shares of common stock to Dr. McEntire. After repricing, all incentive stock options granted to executive officers during 1998 had exercise prices of $14.63 per share. Options are generally granted for a term of seven years and, with some exceptions, vest in 20% increments over five years.

       As of March 1, 1999, in lieu of 1998 cash bonuses, the Compensation Committee approved special grants of non-qualified stock options to purchase shares of common stock to its executive officers in the following amounts: Dr. Cosgrove, 2,400; Dr. McEntire, 2,640; Ms. Rhodes, 4,400; and Dr. Wiebe, 1,700. These options had exercise prices of $6.38 per share and vested immediately upon their grant. The Compensation Committee granted these stock options to motivate executive officers to work toward improving the Corporation's financial results. All options awarded to executive officers were granted at exercise prices equal to the fair market value of the Corporation's common stock on the date of grant. Thus, the value of the stockholders' investment in the Company must appreciate before an executive officer receives any financial benefit from the option grants.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Committee believes that the compensation of the Chief Executive Officer is consistent with the above policies concerning executive compensation and appropriately reflects the Corporation's financial objectives and operating performance.

       Base Salary. The Compensation Committee increased Mr. McDonald's base salary from $269,077 in 1997 to $286,000 in 1998. The Compensation Committee determined, on a subjective basis, that this base salary was appropriate, considering market conditions, competitive compensation levels and the Corporation's continued improvement in financial performance during fiscal 1997. The Compensation Committee also took into account the Corporation's 27% increase in 1997 net revenues (from $3,164,000 in 1996 to $6,950,000 million in 1997) and its increase in diluted earnings per share from $0.26 in 1996 to $0.60 in 1997. In addition, Mr. McDonald's 1998 compensation package was subject to the same specific qualitative performance criteria as other executive officers of the Corporation.

       Cash Bonus. Mr. McDonald received a cash bonus for fiscal 1997 of $100,000, which was determined based on the Corporation's financial performance during 1997 and Mr. McDonald's individual contribution to that performance. In particular, during 1997, Mr. McDonald led the Corporation through a successful initial public offering. Because the Corporation did not meet its internal financial performance goals during 1998, Mr. McDonald received no cash bonus for fiscal 1998.

       Equity Compensation. During 1998, the Compensation Committee awarded Mr. McDonald incentive stock options to purchase 20,000 shares of the Corporation's common stock. In addition, as of March 1, 1999, the Compensation Committee awarded Mr. McDonald incentive stock options to purchase 12,000 shares of the Corporation's common stock. These incentive stock options have a term of seven years and vest in 20% increments over five years beginning on the date of grant. As of March 1, 1999, the Compensation Committee also awarded Mr. McDonald a special grant of fully vested non-qualified stock options to purchase 6,300 shares of the Corporation's common stock.

CANCELATION AND REPLACEMENT OF STOCK OPTIONS

       On May 21, 1998 the Compensation Committee canceled outstanding options to purchase 71,000 shares of common stock granted to five of the Corporation's executive officers during January 1998 with exercise prices ranging from $22.50 to $23.00. It then replaced the canceled options with options to purchase 71,000 shares of common stock with exercise prices of $14.63 per share, the fair market value of the Corporation's common stock on May 21, 1998. In addition to the replacement options granted to these executive officers, on May 21, 1998 61 other employees received replacement options with exercise prices of $14.63 per share.

       The Corporation uses stock options to provide long-term incentives to its directors, executive officers, employees and consultants. The Compensation Committee believes that such equity incentives are a significant factor in the Corporation's ability to retain and motivate key employees who are critical to the Corporation's long-term success. At their original exercise prices, the Compensation Committee believed that the disparity between the exercise price of these options and the recent market prices for the Corporation's common stock did not provide meaningful incentives to the individuals holding these options. The Compensation Committee approved the cancelation and replacement of these options as a means of ensuring that its executive officers and other employees will continue to have meaningful equity incentives to work toward the success of the Corporation. The Compensation Committee deemed the cancelation and replacement of options to be in the best interest of the Corporation and its stockholders.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

       Under Section 162(m) of the Internal Revenue Code, a public company may not deduct more than $1 million in compensation paid to one of its senior executive officers, unless the excess amount is performance-based compensation satisfying certain rules. The Corporation's stock option plans are designed to qualify under the performance-based compensation requirements of this provision. Due to current salary levels and anticipated bonus targets, the Committee believes that it is unlikely that application of Section 162(m) will prevent the Corporation from claiming a deduction for the amount of compensation paid to senior executive officers.

                             COMPENSATION COMMITTEE

                          WILLIAM J. GEDALE (Chairman)
                                SIDNEY R. KNAFEL
                             LEONARD SCHERLIS, M.D.

                          STOCK PRICE PERFORMANCE GRAPH

       The graph below compares the yearly percentage change in the cumulative total stockholder return on the Corporation's common stock based on the market price of the common stock against the cumulative total return on the Nasdaq Composite Index and a composite index based on a group of nine publicly-traded contract service organizations (the "Peer Group Index"), for a period commencing on July 28, 1997, the date of the Corporation's initial public offering, and ending December 31, 1998.

       The Peer Group Index is comprised of Applied Analytical Industries; Chesapeake Biological Laboratories, Inc.; Clintrials Research, Inc.; Collaborative Clinical Research, Inc.; Genzyme Transgenics Corp.; Parexel International Corp.; Pharmaceutical Product Development, Inc.; Premier Research Worldwide, Ltd.; and Qiagen NV. The comparison of total return on investment (change in year end stock price plus reinvested dividends) for the applicable period assumes that $100 was invested on July 28, 1997 in each of BioReliance Corporation (at the initial public offering price), the Nasdaq Composite Index and the Peer Group Index.

                                                                Comparison of Cumulative Total Return Among BioReliance
                                                                Corporation, the Nasdaq Composite Index and a Peer Group












                                                                           CUMULATIVE TOTAL
                                                                                RETURN
                                                                    -------------------------------------------------------
                                                                        7/28/97            12/31/97            12/31/98
                                                                        -------            --------            --------
                          BioRELIANCE CORPORATION       BREL            100.00              124.32               43.24
                          NASDAQ COMPOSITE INDEX                        100.00              100.52              141.63
                          PEER GROUP INDEX                              100.00             82.71(1)              87.77

------------

(1) IBAH, Inc., a member of the peer group index for the fiscal year ending 12/31/97, was acquired by Omnicare, Inc. in June 1998. To maintain an accurate year to year comparison, the Peer Group Index for 12/31/97 (83.22) has been restated to reflect the removal of IBAH, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under U.S. securities laws, directors and certain executive officers and persons holding more than 10% of BioReliance's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports, and BioReliance must identify in this Proxy Statement those person who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission, the Corporation believes all person subject to reporting filed the required reports on time in 1998.

                              STOCKHOLDER PROPOSALS

       If a stockholder wishes to have a proposal considered for inclusion in the Corporation's proxy solicitation materials in connection with the 2000 Annual Meeting of Stockholders, the proposal must comply with the Securities and Exchange Commission's proxy rules, be stated in writing, and be received by the Corporation at its principal executive offices at 14920 Broschart Road, Rockville, MD 20850, Attention: Sherry L. Rhodes, Secretary, no earlier than February 14, 2000 and no later than March 15, 2000 and must be accompanied by certain information about the stockholders making the proposal, in accordance with the Corporation's bylaws. All such proposals should be sent by certified mail, return receipt requested.

       Excluding stockholder proposals filed in accordance with the proxy rules, a stockholder is required to comply with the Corporation's bylaws with respect to any proposal to be presented for action at an annual meeting of stockholders. The Corporation's bylaws require notice of each proposal to be (i) written, (ii) delivered to the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, and (iii) accompanied by (A) a brief description of the proposal and the reasons therefor, (B) the name and address of the stockholder making the proposal and any other stockholders known by such stockholder to support such proposal, (C) the class and number of shares of Corporation capital stock beneficially owned by all such stockholders, and (D) any material interest of such stockholder in the proposal. If a stockholder wishes to nominate a candidate for election as director, the notice must include (A) the name and address of the stockholder and each person whom the stockholder proposes to nominate as a director, and (B) all other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect (including the consent of each nominee to serve as a director of the Corporation if so elected). The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. If the 2000 Annual Meeting of Stockholders is held more than 30 days before or more than 60 days after the anniversary of the 1999 Annual Meeting of Stockholders, then stockholder proposals must be delivered to the Corporation not earlier than 90 days before the 2000 Annual Meeting of Stockholders and not later than the later of (i) 60 days before the 2000 Annual Meeting of Stockholders, or (ii) 10 days after the Corporation's public announcement of the date of the 2000 Annual Meeting of Stockholders. Nothing in the Corporation's bylaws requires it to include in its proxy statement any stockholder proposal that the rules of the Securities and Exchange Commission permit the Corporation to exclude.

       This is only a summary of the Corporation's bylaws. You should refer to the Corporation's bylaws for the complete text.

                                   PROPOSAL II
                      AMENDMENT TO THE AMENDED AND RESTATED

                         BIORELIANCE 1997 INCENTIVE PLAN

       The Corporation's stockholders are being asked to approve the Amended and Restated BioReliance 1997 Incentive Plan (the "Plan"). The Plan, as amended, would (i) increase the shares available for issuance under the Plan from 712,277 to 1,012,277 and (ii) increase the automatic annual option grants to each non-employee director from 1,000 to 5,000. The Board of Directors has approved the Plan, as amended, and has recommended it to the stockholders for their approval. The affirmative vote of a majority of the holders of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting of Stockholders is required for approval of the Plan, as amended. The Plan, as amended, will ensure that the Corporation can continue to grant stock options and other awards at levels determined appropriate by the Compensation Committee to attract, retain and motivate directors, executive officers, other employees and consultants.

       The Plan was originally adopted by the Board of Directors on May 28, 1997 and approved by the Corporation's stockholders on July 24, 1997. The Board of Directors amended the Plan on September 24, 1997 to clarify specific limitations on or variances for certain awards in order for them to comply with the laws of the United Kingdom, and further amended the Plan on May 21, 1998 to provide for the grant of discretionary options to non-employee directors.

       The following is a summary of the principal terms of the Plan, including the amendments that will become effective upon stockholder approval of the Plan. The summary is not a complete description of the Plan, as amended. A copy of the Plan, as amended, is attached as Exhibit A.

OPERATION OF THE PLAN

       Purpose. The Plan is intended to strengthen the Corporation by providing an incentive to its employees, officers, consultants, advisors and directors through stock options and other equity-based awards, thereby encouraging these individuals to devote their abilities and energies to the success of the Corporation.

       Administration. The Compensation Committee administers the Plan. It has the authority to, among other things: (i) select the individuals to whom stock options or other awards will be granted, (ii) determine the type, size, terms and conditions of stock options or other awards, and (iii) establish the terms for treatment of stock options or other awards upon a termination of employment.

       Duration. The Plan will terminate on May 27, 2007. The Board of Directors may amend, modify, suspend or terminate the Plan at any time, subject to approval of the Corporation's stockholders if such approval is required by law. No change to the Plan may alter or adversely impair any rights or obligations under stock options or other awards previously granted, except with the written consent of the grantee.

       Shares Available for Issuance. The Plan, as currently in effect, authorizes the issuance of 712,277 shares. There are currently 399,358 options outstanding under the Plan, and 312,919 remain for issuance. The Plan, as amended, will increase the number of shares authorized for awards and grants from 712,277 to 1,012,277.

       Eligible Participants. Directors (including non-employee directors), officers, full-time employees of the Corporation or a subsidiary, and any consultants and advisors who receive cash compensation from the Corporation or a subsidiary ("Eligible Individuals") are eligible to participate in the Plan. The Corporation has 433 full-time employees (six of whom are executive officers), five non-employee directors and six members of its Scientific Advisory Board (one of whom is also an executive officer of the Corporation).

OPTIONS AVAILABLE UNDER THE PLAN

       Options. Options granted to Eligible Individuals under the Plan may take the form of nonqualified stock options or incentive stock options (meeting the requirements of Section 422 of the Code). Non-employee directors are not eligible to receive incentive stock options. The Compensation Committee sets the exercise price for stock options or the manner in which the exercise price is determined. The exercise price of incentive stock options must be at least 100% of the fair market value of the common stock on the date of grant. A stock option agreement between the Corporation and the grantee, subject to the restrictions contained in the Plan, will set forth the exercise price and other terms of the option.

       Discretionary Options. The Compensation Committee has the full and final authority to grant discretionary options to Eligible Individuals subject to the terms and conditions as agreed with such individual.

       Automatic Options. Upon stockholder approval of the Plan, non-employee directors will receive annual automatic option grants to purchase 5,000 shares of common stock on the first business day on or after January 1 of each calendar year that the Plan is in effect, provided that the non-employee director is a director of the Corporation on such date. Scientific Advisory Board members currently receive annual automatic option grants to purchase 500 shares of common stock on the first business day on or after January 1 of each calendar year that the Plan is in effect, provided that the member is serving on the Scientific Advisory Board as of such date.

       Term of Options. All options granted by the Compensation Committee to date have seven year terms, although the Plan permits options to have terms of up to ten years. With some exceptions, options granted to non-employee directors vest in one-third increments over three years beginning on the date of grant. Options granted to other employees generally vest in 20% increments over five years beginning on the date of grant.

       United Kingdom-Related Options. The Plan provides for grants of certain options to eligible employees of the Corporation who reside in the United Kingdom ("UK Options"). The UK Options are non-transferable rights to acquire shares of common stock, which, if exercised in accordance with their terms, qualify for certain favorable tax treatment under UK tax laws. The specific terms and conditions (including price and exercisability) of the UK Options are set forth in a certificate representing the UK Options. Generally, the exercise price of a UK Option may not be less than the market value of the common stock (as determined by the Committee in accordance with UK tax laws) and must be approved prior to the grant by the UK Inland Revenue. In addition, the Plan limits, by aggregate exercise price, the number of UK Options that an eligible employee may receive. Payment upon exercise of UK Options may only be made in cash.

AWARDS AVAILABLE UNDER THE PLAN

       Awards. Awards to Eligible Individuals under the Plan may take the form of stock appreciation rights, dividend equivalent rights, performance awards and/or restricted stock awards.

       Stock Appreciation Rights. The Plan permits the award of a Stock Appreciation Right ("SAR") in connection with the award of a discretionary option or as a freestanding right.

       Dividend Equivalent Rights. Dividend Equivalent Rights ("DERs") may be awarded to an Eligible Individual in connection with a stock option or other award. DERs may be payable currently or deferred until the lapsing of restrictions on such DERs, or until the vesting, exercise, payment or settlement or other lapse of restrictions on the related option or award. The Compensation Committee may condition the payment of DERs on the achievement of specified performance targets. When DERs are awarded in connection with an option, the agreement between the Corporation and the grantee may provide the grantee with an opportunity to elect to have the amounts payable in connection with the DERs applied against the exercise price of the option.

       Performance Awards. The Compensation Committee may grant performance units (payable in cash or shares of common stock or a combination thereof as determined by the Compensation Committee) and performance shares based on performance objectives, which may be stated in terms of (i) earnings per share,
(ii) share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration, or (ix) any combination of the foregoing. Performance objectives may relate to the performance of the Corporation, a subsidiary, or a division.

       Restricted Stock Awards. The Compensation Committee may grant restricted stock awards to Eligible Individuals. Restricted stock awards give the Eligible Individual the right to receive shares subject to the risk of forfeiture based upon certain conditions established by the Compensation Committee. The Compensation Committee may determine the treatment of voting rights and applicable dividends or other distributions related to the restricted stock award.

CHANGE IN CONTROL PROVISIONS

       The Plan defines a Change in Control to include: (i) an acquisition by any person, other than Sidney Knafel and his affiliates, after which such person has beneficial ownership of 30% or more of the outstanding voting securities of the Corporation, and a number of voting securities with combined voting power greater than the combined voting power of the voting securities beneficially owned by Sidney Knafel and his affiliates; (ii) if the composition of the Board of Directors is such that persons who were members of the Board of Directors as of April 24, 1997 (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board of Directors; (iii) consummation of a merger, consolidation, or reorganization involving the Corporation, unless (a) the stockholders of the Corporation immediately before such transaction constitute at least a majority of the stockholders of the surviving corporation (b) the members of the Incumbent Board constitute at least two-thirds of the members of the governing board of the surviving corporation, (c) no person, other than the Corporation or any subsidiary, any employee benefit plan (or any trust forming part thereof) maintained by the Corporation, the surviving corporation or any subsidiary, or any person who, immediately before such transaction had beneficial ownership of 20% or more of the combined voting power of the surviving corporation's then outstanding voting securities; (iv) a liquidation or dissolution of the Corporation, and (v) an agreement for the sale or other disposition of all or substantially all of the assets of the Corporation to any person other than a transfer to a subsidiary.

       Upon the occurrence of a Change in Control, all options and SARs outstanding on such date will become immediately and fully exercisable. In addition, upon a Change in Control, DERs will be treated in accordance with the terms and conditions of the agreement under which they were granted. Unless the Compensation Committee provides otherwise, the restrictions upon shares of restricted stock and performance shares will lapse upon a Change in Control, and performance units will vest and entitle the grantee to receive a cash payment for all such vested performance units.

OTHER INFORMATION

       Antidilution Provisions. If a Change in Capitalization (as defined in the
Plan) of the Corporation occurs, the Compensation Committee shall determine whether to adjust (i) the number of shares or other securities that may be granted under the Plan, (ii) the maximum number of shares or other securities that can be granted to an Eligible Individual in a calendar year, (iii) the number of shares or other securities subject to outstanding options or other awards, (iv) the number of shares or other securities to be granted in connection with the automatic options, and (v) performance objectives.

       ERISA. The Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended.

       Transferability. The rights and interests of an Eligible Individual in any option or award under the Plan are not transferable except by will or the laws of descent and distribution, or, in the Compensation Committee's sole discretion, pursuant to a domestic relations order. During the lifetime of the grantee, only the Eligible Individual may exercise rights under the Plan. The beneficiary of a grantee may only exercise rights of the grantee to the extent they were exercisable under the Plan on the date of death of the grantee and are otherwise currently exercisable.

NEW PLAN BENEFITS

       As of April 8, 1999, no stock options or other awards had been granted under the Plan on the basis of the proposed 300,000 share increase. The number and type of stock options or other awards to be granted under the Plan, as amended, to any particular individual cannot be determined, except the automatic option grants that will be made to non-employee directors and members of the Scientific Advisory Board. See "Compensation of Directors" and "Compensation of Members of Scientific Advisory Board."


       CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief summary of the principal United States federal income tax consequences for individuals who receive grants or awards under the Plan ("Participants"). The Plan is not qualified under Section 401(a) of the Internal Revenue Code. The summary is not intended to be comprehensive and, among other things, does not describe state, local, or foreign tax consequences.

       Stock Options. Generally, a Participant will not recognize taxable income upon the award of a non-qualified stock option and the Corporation will not be entitled to a tax deduction with respect to such award. Upon exercise of the option, the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxable as ordinary income to the Participant. The Corporation will be entitled to a tax deduction in the same amount and at the same time as the Participant recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code (which is discussed below). The subsequent disposition of shares acquired upon the exercise of a non-qualified stock option will ordinarily result in capital gain or loss.

       Subject to the discussion below, a Participant will not recognize taxable income at the time of award or exercise of an incentive stock option and the Corporation will not be entitled to a tax deduction with respect to such award or exercise. However, the exercise of an incentive stock option may result in an alternative minimum tax liability for the Participant.

       Generally, if a Participant holds shares acquired upon the exercise of an incentive stock option for at least one year after the date of exercise, and for at least two years after the date of award of the incentive stock option, upon disposition of such shares by the Participant, the difference, if any, between the sale price of the shares and the exercise price will be treated as long-term capital gain or loss to the Participant. Generally, upon the sale or other disposition of shares acquired upon the exercise of an incentive stock option within one year after the date of exercise or within two years after date of award of the incentive stock option (a "disqualifying disposition"), any excess of the fair market value of the shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the Participant. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Code, the Corporation will be entitled to a deduction equal to the amount of such ordinary income recognized by the Participant.

       If an option is exercised through the use of shares previously owned by the Participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if an incentive stock option is exercised through the use of previously-owned shares that were acquired on the exercise of an incentive stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously-owned shares resulting in the recognition of ordinary income in the amount described above with respect to disqualifying dispositions.

       Stock Appreciation Rights. No income will be realized by a Participant in connection with the award of any SAR. The Participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any shares received upon the exercise of an SAR. The Corporation will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in such Participant's income by reason of the exercise of any SAR.

       Dividend Equivalent Rights. A Participant realizes ordinary income upon the receipt of Dividend Equivalent Rights in an amount equal to any cash received and the fair market value of any shares received, and the Corporation will be entitled to a deduction of the same amount, subject to the deduction limitation under Section 162(m) of the Code.

       Restricted Shares and Performance Shares. An award of restricted shares or performance shares generally does not constitute a taxable event for a Participant or the Corporation. However, the Participant will be subject to tax, at ordinary income rates, when any restrictions on ownership of the restricted shares or performance shares lapse. The Corporation will be entitled to take a commensurate deduction at that time, subject to the deduction limitation under
Section 162(m) of the Code.

       A Participant may elect to recognize taxable ordinary income at the time restricted shares or performance shares are awarded in an amount equal to the fair market value of the shares at the time of award, determined without regard to any forfeiture restrictions. If such an election is made, the Corporation will be entitled to a deduction at that time in the same amounts, subject to the deduction limitation under Section 162(m) of the Code. Future appreciation on the shares will be taxed at the capital gains rate when the shares are sold. However, if the shares are forfeited after making such an election, the Participant will be unable to claim a deduction.

       Performance Units. Generally, a Participant will not recognize any taxable income and the Corporation will not be entitled to a deduction upon the award of performance units. At the time the Participant receives a payment in respect of performance units, the fair market value of any shares of common stock, or the amount of any cash received in payment for such performance units generally is taxable to the Participant as ordinary income and the Corporation will be entitled to a tax deduction, subject to the deduction limitation under
Section 162(m) of the Code.

       Non-Employee Director Awards. Non-employee director options will receive the same federal income tax treatment as other non-qualified stock options.

       Deductibility of Executive Compensation. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held company for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four most highly compensated executive officers employed by the Corporation on the last day of the taxable year. Exceptions are made for, among other things, qualified "performance-based compensation." Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that (i) performance goals are established by a Compensation Committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by stockholders in a separate stockholder vote prior to payment and (iii) prior to payment, the Compensation Committee certifies that the performance goals were attained and other material terms were satisfied. Except with respect to grants of restricted stock and certain Change in Control payments, the Plan is designed to conform with the performance-based compensation exception to Section 162(m) of the Code.

       Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions on other awards, in connection with a Change in Control of the Corporation might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Eligible Individual may be subject to a 20% excise tax and the Corporation may be denied a tax deduction.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.

                                  PROPOSAL III
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

       The Board of Directors has selected PricewaterhouseCoopers to serve as the Corporation's independent auditors for the current year. A proposal to ratify the appointment of PricewaterhouseCoopers will be presented at the Annual Meeting. A representative of PricewaterhouseCoopers will be present at the Annual Meeting and will have the opportunity to make a statement and respond to any questions that might arise. The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is necessary to ratify the appointment of PricewaterhouseCoopers. The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent auditors.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.




                                  MISCELLANEOUS

       The person giving a proxy has the power to revoke it at any time before it is exercised. All shares represented by proxies received in time to be counted at the Annual Meeting will be voted.

       Management knows of no business to be brought before the Annual Meeting of Stockholders other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgment.

       Even if you plan to attend the meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the meeting, the proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your immediate attention will be appreciated.

                                              By Order of the Board of Directors

                                              /s/ Sherry L. Rodes

                                              Sherry L. Rhodes, Secretary

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                                   BIORELIANCE

                               1997 INCENTIVE PLAN

       1. Purpose. The purpose of this Plan is to strengthen BioReliance Corporation, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries a long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and/or Restricted Stock (as each term is herein defined). After the Effective Date of this Plan, no further awards shall be made under any of the Former Plans. Each award outstanding under a Former Plan as of the Effective Date of this Plan shall remain outstanding and continue to be subject to the terms of the Former Plan and the award agreement under which such award was granted. Each Share that is available for the granting of new awards under either of the Former Plans as of the Effective Date of this Plan and each Share that is the subject of an award under either of the Former Plans but is not issued prior to the time that such award expires or otherwise terminates shall, after the Effective Date of this Plan, not be available for the granting of awards under either of the Former Plans, but shall instead be available for the granting of Options under this Plan.

       2.     Definitions. For purposes of the Plan:

              2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of a Change in Control.

              2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

              2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

              2.4    "Automatic Option" means an Option granted pursuant to
Section 6.

              2.5 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

              2.6 "Beneficial Ownership" means ownership within the meaning of Rule 1 3d-3 promulgated under the Exchange Act.

              2.7 "Beneficiary" means an individual, trust or estate who or which, by a written designation of the Optionee or Grantee filed with the Company by operation of law, succeeds to the rights and obligations of the Optionee or Grantee under the Plan and an Agreement upon the Optionee's or Grantee's death.

              2.8    "Board" means the Board of Directors of the Company.

              2.9 "Business Day" means any day on which the New York Stock Exchange is open for trading.

              2.10   "Cause" shall mean:

                     (a) for purposes of Section 6.4, (i) a willful act which constitutes gross misconduct or fraud and which is materially injurious to the Company or (ii) conviction of, or plea of "guilty" or "no contest" to, a felony; and

                     (b) in all other cases, either (1) the definition set forth in the employment agreement between the Optionee or Grantee and the Company, or in absence thereof, (2) (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses). No act or failure to act shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

              2.11 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, without limitation, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

              2.12 A "Change in Control" shall mean the occurrence during the term of the Plan of any of the following events; provided, however, that the Committee, in its sole discretion, may specify a more restrictive definition of Change in Control in any Agreement and, in such event, the definition of Change in Control set forth in the Agreement shall apply to the Award granted under such Agreement:

                     (1) An acquisition in one or more transactions (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of any voting securities of the Company (the "Voting Securities") by any Person (other than any member of the Knafel Family) immediately after which such Person has Beneficial Ownership of (i) thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities and (ii) a number of Voting Securities having combined voting power greater than the combined voting power of the Voting Securities then Beneficially Owned by members of the Knafel Family; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any Subsidiary, (B) the Company or any Subsidiary, or (C) any Person in connection with a "Non-Control Transaction" (as defined below);

                     (2) The individuals who, as of April 24, 1997, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                     (3)    Consummation of:

                            (A) A merger, consolidation or reorganization involving the Company, unless

                                   (i)    the stockholders of the Company
                            immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                                   (ii)   the individuals who were members of
                            the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the governing board of directors of the Surviving Corporation;

                                   (iii)  no Person (other than the Company or
                            any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; and

                                   (iv) a transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction";

                            (B) A complete liquidation or dissolution of the Company; or

                            (C)    An agreement for the sale or other
                     disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

              2.13   "Code" means the Internal Revenue Code of 1986, as amended.

              2.14 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

              2.15 "Company" means BioReliance Corporation, a Delaware corporation.

              2.16 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Option or Award, which shall not be earlier than the date on which the Committee approves the granting of such Option or Award.

              2.17   "Director" means a director of the Company.

              2.18   "Disability" means:

                     (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                     (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

              2.19 "Disability Date" means the date which is six months after the date on which an Optionee or Grantee is first absent from active employment with the Company by reason of a Disability.

              2.20   "Discretionary Option" means an Option granted pursuant to
Section 5.

              2.21 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

              2.22 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

              2.23 "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options subject to the conditions set forth herein: (a) any director (including any Non-Employee Director), officer or employee of the company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor who performs actual services for the Company or a Subsidiary.

              2.24 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              2.25 "Fair Market Value" on any date means the closing price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing price on such date as quoted on the Nasdaq National Market or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

              2.26 "Former Plans" means the Microbiological Associates, Inc. 1988 Incentive Stock Option Plan, the Microbiological Associates, Inc. 1995 Non-Qualified Stock Option Plan, and the Magenta Corporation 1994 Incentive Stock Option Plan.

              2.27 "Grantee" means a person to whom an Award has been granted under the Plan.

              2.28 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

              2.29 "Knafel Family" means (i) Sidney R. Knafel and/or members of his "immediate family" (as defined in Rule 16a-1 promulgated under the Exchange Act), (ii) a trust solely for the benefit of any of the individuals referred to in clause (i) above; (iii) the guardian, conservator, estate or other legal representative of any of the individuals referred to in clause (i) above; and (iv) any corporation, partnership, limited liability company or other entity all of the outstanding equity securities of which are owned, directly or indirectly, by the individuals or entities referred to in clause (i), (ii) or
(iii) above.

              2.30 "Non-Employee Director" means a director of the Company who is a "Non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

              2.31 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

              2.32 "Normal Retirement Date" means the date on which an Optionee or Grantee terminates active employment with the Company on or after attainment of age 65, but does not include termination by the Company for Cause.

              2.33 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Discretionary Option, an Automatic Option, or any or all of them.

              2.34 "Optionee" means a person to whom an Option has been granted under the Plan.

              2.35 "Outside Director" means a director of the Company who is an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

              2.36 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

              2.37 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

              2.38 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

              2.39   "Performance Objectives" has the meaning set forth in
Section 11.

              2.40 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

              2.41 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

              2.42 "Person" means "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, or any group of Persons.

              2.43 "Plan" means the BioReliance Corporation 1997 Incentive Plan, as amended and restated from time to time.

              2.44 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

              2.45 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

              2.46 "Scientific Advisory Board" means the Scientific Advisory Board of the Company.

              2.47 "Shares" means the common stock, par value $.0l per share, of the Company.

              2.48 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

              2.49 "Subsidiary" means any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

              2.50 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

              2.51 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

              2.52 "Termination of Employment" means the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer of the Company.

              2.53 For the purpose of UK Approved Options, the following terms and modifications shall apply, namely:

 Agreement                       shall include an option certificate issued
                                 pursuant to Section 5.1 of the Plan.

 Beneficiary                     shall include the Optionee's legal personal
                                 representatives or executors (but so that, in the event of the insolvency of an Optionee, all his UK Approved Options shall lapse).

 Change in Capitalization        means a spin-off or other change which does not
                                 cause a variation of share capital of the Company, shall not result in an adjustment to the number, price or other terms of UK Approved
                                 Options, nor shall any such adjustments be made without the prior approval of the UK Inland
                                 Revenue.

 Dividend Equivalent Right       means a UK Approved Option shall not carry a
                                 Dividend Equivalent Right.

 Eligible Employee               means an employee (including a Full-Time
                                 director) of the Company or a Subsidiary who is resident or ordinarily resident in the United
                                 Kingdom at the Date of Grant of his Option, but excluding any Excluded Person.

 Excluded Person                 means any person who has (or within the
                                 preceding 12 months has had) a material
                                 interest in the Company (if then a close company within the meaning of Schedule 9 to the Taxes Act) or a company which is a close company and either controls the Company or is a member of a consortium which owns the Company.

 Full-Time                       means an employee  required under the terms of
                                 his or her employment to work for his or her employing company or companies for at least 25 hours per week (excluding meal breaks).

 Option shall include a UK Approved Option unless otherwise stated in the Plan.

 Performance Award               The grant of a UK Approved Option shall not
                                 include a Performance Award.

 Stock Appreciation Right        The grant of a UK Approved Option shall not
                                 include a Stock Appreciation Right.

 Taxes Act                       Income and Corporation Taxes Act 1988 of the
                                 United Kingdom.

 UK Approved Option              means a non-transferable right to acquire
                                 Shares granted to an Eligible Employee pursuant to Section 5 of the Plan and for the time being subsisting.

       3.     Administration.

              3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

              3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                     (a) determine those Eligible Individuals to whom Discretionary Options may be granted under the Plan and the number of such Discretionary Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Discretionary Option, including the purchase price per Share subject to each Discretionary Option, and make any amendment or modification to any applicable Agreement consistent with the terms of the Plan;

                     (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Awards and the maximum value of any Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

                     (c) accelerate a Discretionary Option or Award and to waive restrictive conditions for a Discretionary Option or Award (including, without limitation, any forfeiture conditions), in such circumstances as the Committee deems appropriate, subject to any express limitations of the Plan, including, without limitation, Section 16(b); provided, however, that nothing in this Section 3.2(c) shall be construed to limit the Committee's authority under other provisions of the Plan. In the case of any acceleration of a Discretionary Option or Award after the attainment of the applicable Performance Objective(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs. This paragraph shall not apply in respect of a UK Approved Option;

                     (d) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                     (e) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                     (f) to exercise its sole discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                     (g) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

       4.     Stock Subject to the Plan.

              4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,012,277 Shares; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan; and provided, further, that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options granted under the Plan become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

              4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                     (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                     (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

              4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award (including any outstanding Options under any of the Former Plans), the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

       5.     Option Grants for Eligible Individuals.

              5.1 Authority of Committee. (a) Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Discretionary Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. The terms and conditions of UK Approved Options shall be set forth in a certificate executed as a deed by the Company and UK Approved Options may only be granted to Eligible Employees.

                     (b) Notwithstanding any provision of this Section 5, any Discretionary Option granted under this Section 5 to an Eligible Individual who is a Non-Employee Director shall be governed by the duration and termination provisions set forth in Sections 6.4(a)-(e) of the Plan or such other duration and termination provisions as determined by the Committee and set forth in an Agreement.

              5.2 Purchase Price. (a) The purchase price (which may be greater than, less than or equal to the Fair Market Value on the Date of Grant) or the manner in which the purchase price is to be determined for Shares under each Discretionary Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                     (b) The purchase price of a Share under a UK Approved Option shall be not less than:

                            (i)    its market value as determined by the
Committee in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 of the United Kingdom and approved prior to the grant of the related UK Approved Option by the Shares Valuation Division of the UK Inland Revenue; or

                            (ii)   its nominal amount or (when applicable) such
price as from time to time adjusted pursuant to the Plan.

                     (c) No UK Approved Option shall be granted under this Plan to an Eligible Employee if the aggregate purchase price of the Shares comprised therein, when added to the aggregate of the amounts for which shares of the Company may be acquired under any subsisting UK Approved Options granted to him under the Plan or any other scheme (not being a savings-related share option scheme) approved under Schedule 9 to the Taxes Act and established by the Company or a Subsidiary, would exceed, or further exceed, pounds sterling 30,000 or such other limit as may apply from time to time under paragraph 28 of
Schedule 9 to the Taxes Act (the "Limit"). For the purposes of determining whether an Option is subject to the Limit, Options which fell to be treated under the provisions of Section 115 of the Finance Act 1996 of the United Kingdom as unapproved options shall be treated as having been granted under a scheme other than one which is approved under Schedule 9 to the Taxes Act.

              5.3 Maximum Duration. Discretionary Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the Date of Grant. The Committee may, subsequent to the granting of any Discretionary Option (other than a UK Approved Option), extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

              5.4 Exercisability. Subject to Sections 5.5 and 7.3, each Discretionary Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Discretionary Option expires. No UK Approved Option shall become exercisable in any circumstances by an Optionee who is at the time of such intended exercise an Excluded Person.

              5.5 Termination. Except as provided in Sections 5.1(b) and 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Discretionary Options upon a Termination of Employment:

              (a) Subject to Section 5.3 and except as provided in Section 5.5(d), unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, except in the case of Disability, retirement on or after the Optionee's Normal Retirement Date and death as provided in Sections 5.5(b) and 5.5(c) below, if an Optionee of a Discretionary Option has a Termination of Employment with the Company or a Subsidiary, any unexercised Discretionary Option held by such Optionee shall expire ninety (90) days after the Optionee has a Termination of Employment for any reason other than a termination for Cause, and such Discretionary Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Discretionary Option or a portion thereof was exercisable on the date of Termination of Employment; provided, however, that no Discretionary Option may be exercised after the expiration date specified for the particular Discretionary Option in the Discretionary Option grant. If the Optionee's Termination of Employment arises as a result of a termination for Cause, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee's Termination of Employment.

              (b) Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee becomes disabled within the meaning of Section 2.17 hereof or retires on or after the Optionee's Normal Retirement Date, any unexercised Discretionary Option held by such disabled or retired Optionee shall expire one (1) year after the Disability Date or date of Termination of Employment by reason of retirement, as the case may be, and such Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Discretionary Option or a portion thereof was exercisable on the Disability Date or the date of Termination of Employment by reason of retirement, as the case may be; provided, however, no Discretionary Option may be exercised after the expiration date specified for the particular Discretionary Option in the Discretionary Option grant.

              (c) Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee dies while still employed by the Company, the Options which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised at any time after the Optionee's death by the Optionee's Beneficiary; provided, however, that no Option may be exercised after the earlier of: (i) one (1) year after the Optionee's death or (ii) the expiration date specified for the particular Option in the Option Agreement. If an Optionee dies after his or her Termination of Employment, then the Options which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised by his or her Beneficiary within the period specified in Sections 5.5(a) or 5.5(b), as the case may be.

              (d) Subject to Section 5.3, upon an Optionee's Termination of Employment following a Change in Control, each Option held by the Optionee that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the Termination of Employment or (B) the expiration of the stated term of the Option.

              5.6 Modification. No modification of a Discretionary Option shall adversely alter or impair any rights or obligations under the Discretionary Option without the Optionee's consent.

       6. Automatic Option Grants for Non-Employee Directors, Committee Chairpersons and Scientific Advisory Board Members.

              6.1 Grant. Automatic Options shall be granted (i) to each Non-Employee Director who becomes a member of the Board after April 24, 1997 upon election or appointment, (ii) to each Non-Employee Director who is a member of the Board, (iii) to each Non-Employee Director who is the chairperson of a committee of the Board, (iii) to each member of the Scientific Advisory Board who becomes a member of the Scientific Advisory Board after April 24, 1997 upon election or appointment and (iv) to each member of the Scientific Advisory Board, as follows:

                     (a) Initial Grant. Each Non-Employee Director who becomes a Director after April 24, 1997 shall, upon becoming a Director, be granted an Automatic Option in respect of 2,000 Shares and each member of the Scientific Advisory Board who becomes a member of the Scientific Advisory Board after April 24, 1997 shall, upon becoming a member of the Scientific Advisory Board, be granted an Automatic Option in respect of 1,000 Shares.

                     (b) Annual Grants to Non-Employee Directors and Members of the Scientific Advisory Board. Each Non-Employee Director shall be granted an Automatic Option in respect of 5,000 Shares annually on the first Business Day on or after January 1 of each calendar year that the Plan is in effect provided that the Non-Employee Director is a Director on such date and each member of the Scientific Advisory Board shall be granted an Automatic Option in respect of 500 Shares annually on the first Business Day on or after January 1 of each calendar year that the Plan is in effect provided that the member of the Scientific Advisory Board is a member on such date; provided, however, that a Director or member of the Scientific Advisory Board shall not be entitled to receive an annual grant pursuant to this Section 6.1(b) for the calendar year in which such Director or member of the Scientific Advisory Board is first elected or appointed to the Board or to the Scientific Advisory Board, as the case may be.

                     (c) Annual Grants to Committee Chairpersons. Each Non-Employee Director who, in accordance with the Bylaws of the Company, serves as a chairperson of any committee of the Board as of the first Business Day on or after January 1 of each calendar year that the Plan is in effect shall, on such date, be granted an Automatic Option in respect of 500 Shares.

                     (d) Terms and Conditions. All Automatic Options granted pursuant to this Section 6 shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of the Automatic Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Automatic Options.

              6.2 Purchase Price. The purchase price for Shares under each Automatic Option shall be equal to 100% of the Fair Market Value of such Shares on the Date of Grant.

              6.3 Vesting. Subject to Sections 6.4 and 7.3, each Automatic Option granted after May 21, 1998 shall vest in one-third increments on each of the first three anniversaries of the Grant Date; provided, however, that the Optionee continues to serve as a Director or member of the Scientific Advisory Board (as the case may be) as of such date. If an Optionee ceases to serve as a Director or member of the Scientific Advisory Board (as the case may be) for any reason, the Optionee shall have no rights with respect to any Automatic Option (or portion thereof) which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Automatic Option (or portion thereof) which remains unvested.

              6.4 Duration. Each Automatic Option (and, with respect to Non-Employee Directors, each Discretionary Option) shall terminate on the date which is the tenth anniversary of the Date of Grant, unless terminated earlier as follows:

                     (a) If an Optionee's service as a Director or member of the Scientific Advisory Board terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director or member of the Scientific Advisory Board terminated, after which time the Option shall automatically terminate in full.

                     (b) If an Optionee's service as a Director or member of the Scientific Advisory Board terminates by reason of the Optionee's resignation or removal due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director or member of the Scientific Advisory Board terminated, after which time the Option shall automatically terminate in full.

                     (c) If an Optionee's service as a Director or member of the Scientific Advisory Board terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                     (d) If an Optionee dies while a Director or member of the Scientific Advisory Board or within three (3) months after termination of service as a Director or member of the Scientific Advisory Board as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director or member of the Scientific Advisory Board as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director or member of the Scientific Advisory Board.

                     (e) In the event an Optionee's service as a Director or member of the Scientific Advisory Board of the Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's service as a Director or member of the Scientific Advisory Board or (B) the expiration of the stated term of the Option.

       7.     Terms and Conditions Applicable to All Options.

              7.1    Method of Exercise.

                     (a) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its sole discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Discretionary Options and Automatic Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. Notwithstanding anything to the contrary contained herein, payment on exercise of UK Approved Options shall be made only in cash.

                     (b) If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.1(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof; provided, however, that payment in Shares shall be made based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.1(b). The provisions of this paragraph shall not apply to holders of UK Approved Options.

              7.2 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement. The preceding sentence shall not apply to any Optionee holding a UK Approved Option. If under the terms of a resolution passed or an announcement made by the Company prior to the date of exercise of a UK Approved Option, a dividend is to be or is proposed to be paid to holders of Shares by reference to a record date after such date of exercise, any Shares to be issued upon such exercise of a UK Approved Option will not rank for such dividend. Subject as aforesaid, the Shares so to be issued shall be identical and rank pari passu in all respects with the fully paid Shares then in issue.

              7.3 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Discretionary Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Discretionary Option or portion of a Discretionary Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Discretionary Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Discretionary Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Discretionary Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Discretionary Option or portion thereof surrendered.

       8. Stock Appreciation Rights. The Committee may in its sole discretion, either alone or in connection with the grant of a Discretionary Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

              8.1    Time of Grant. A Stock Appreciation Right may be granted
(i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

              8.2    Stock Appreciation Right Related to an Option.

                     (a) Exercise. Subject to Section 8.8, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable (including, without limitation, exercisability upon Termination of Employment), and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                     (b) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

              8.3    Stock Appreciation Right Unrelated to an Option.

                     (a) Terms. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Sections 8.3(b) and 8.8), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.

                     (b) Termination. Except as provided in Section 8.8 and subject to Section 8.3(a), and unless otherwise provided by the Committee, in its sole discretion, in the applicable

Agreement, upon a Grantee's Termination of Employment or, in the case of a Non-Employee Director, termination of service as a director, a Stock Appreciation Right shall be exercisable by the Grantee to the same extent that a Discretionary Option would be exercisable by an Optionee upon the Optionee's Termination of Employment under the provisions of Sections 5.5(a) through (d) (or, as applicable for Non-Employee Directors, Section 6.4); provided, however, no Stock Appreciation Right may be exercised after the expiration date specified for the particular Stock Appreciation Right in the applicable Agreement.

              8.4 Amount Payable. Upon exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive an amount determined by multiplying (x) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over (A) in the case of a Stock Appreciation Right related to an Option, the per Share purchase price under the related option or (B) in the case of a Stock Appreciation Right unrelated to an Option, the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (y) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

              8.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

              8.6    Form of Payment. Payment of the amount determined under
Section 8.4 may be made in the sole discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

              8.7 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

              8.8 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right (but not with respect to any Stock Appreciation Right granted in connection with an Incentive Stock Option), a Grantee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Stock Appreciation Right or portion of a Stock Appreciation Right to the extent not yet exercised and the Grantee will be entitled to receive a payment from the Company in cash or Shares, in either case, with a value equal to the excess, if any, of (A) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised.

       9. Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award. The terms and conditions (including, without limitation, terms and conditions relating to a Change in Control) applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. With respect to Dividend Equivalent Rights granted in tandem with an Option, the Agreement may provide that the Optionee may elect to have amounts payable in respect of such Dividend Equivalent Rights applied against the exercise price of such Option. To the extent necessary for any Dividend Equivalent Right intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon the attainment of specified Performance Objectives within the Performance Cycle, as provided for in Section 11, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Sections 11 and 16(b).

       10.    Restricted Stock.

              10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its sole discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

              10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Date of Grant provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

              10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

              10.4   Lapse of Restrictions.

                     (a) Generally. Subject to Section 10.4(b), restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                     (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

              10.5   Terms of Restricted Stock.

                     (a) Forfeiture of Restricted Stock. Subject to Sections 10.4(b) and 10.5(b), all Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shall terminate unless the Grantee continues in the service of the Company as an employee or director until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                     (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 10 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Grantee or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Stock) as the Committee shall deem appropriate, provided that the Grantee shall at that time have completed at least one (1) year of employment or service after the Date of Grant.

              10.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

              10.7 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

              10.8 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

       11.    Performance Awards.

              11.1   (a)    Performance Objectives. Performance Objectives for
Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event, while the performance relating to the Performance Objectives remains substantially uncertain.

                     (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

              11.2 Performance Units. The Committee, in its sole discretion, may grant Awards of Performance Units to Eligible Individuals (with the exception of Non-Employee Directors), the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units shall be denominated in Shares or dollars and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) depending on the level of Performance Objective attainment. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                     (a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                     (b) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its sole discretion shall determine at any time prior to such payment.

              11.3 Performance Shares. The Committee, in its sole discretion, may grant Awards of Performance Shares to Eligible Individuals (with the exception of Non-Employee Directors), the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                     (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares, If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the sole discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                     (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                     (c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

                     (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                     (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded the Committee shall cause a stock certificate to be delivered to the Grantee, free of all restrictions hereunder.

              11.4   Effect of Change in Control. In the event of a Change in
Control:

                     (a) With respect to Performance Units, unless otherwise determined by the Committee, the Grantee shall (i) become vested in all Performance Units and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) Business Days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                     (b) With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares.

                     (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, without limitation, provisions for the adjustment of applicable Performance Objectives.

              11.5 Termination. Except as provided in Section 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Performance Awards upon a Termination of Employment:

                     (a) Termination of Employment. Except as provided in Sections 11.5(b) and (d), in the case of a Grantee's Termination of Employment, prior to the end of a Performance Cycle, the Grantee will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

                     (b) Disability, Retirement or Death. Unless otherwise provided by the Committee, in its sole discretion, in the Agreement, if a Grantee's Disability Date or Termination of Employment by reason of retirement on or after the Grantee's Normal Retirement Date or death occurs following at least twelve months of participation in any Performance Cycle, but prior to the end of a Performance Cycle, the Grantee or such Grantee's Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Performance Award as determined under Subsection (c).

                     (c)    Pro-Rata Payment.

                            (i)    Performance Units. With respect to
Performance Units, the amount of any payment made to a Grantee (or Beneficiary) under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. Any such payment shall be made as soon as practicable after the end of the respective Performance Cycle, and shall relate to attainment of Performance Objectives over the entire Performance Cycle.

                            (ii)   Performance Shares. With respect to
Performance Shares, the amount of Performance Shares held by a Grantee (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 11.5(c)(ii) as soon as practicable after the end of the respective Performance Cycle, and such determination shall relate to attainment of Performance Objectives over the entire Performance Cycle. At that time, all Performance Shares relating to that Performance Cycle with respect to which restrictions shall not lapse shall be forfeited.

                     (d) Other Events. Notwithstanding anything to the contrary in this Section 11, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Grantee who has terminated employment prior to the end of a Performance Cycle under certain circumstances (including, without limitation, a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions that the Grantee shall have completed, at his or her Termination of Employment at least one year of employment after the Date of Grant.

              11.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

       12. Employment Agreement Governs Termination of Employment. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee, to the extent that such employment agreement provides for terms and conditions that differ from the terms and conditions provided for in the applicable Agreement or the Plan; provided, however, that to the extent necessary for an Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms of the applicable Agreement or the Plan shall govern the Option or Award; and, provided further, that the Committee shall have reviewed and, in its sole discretion, approved the employment agreement.

       13.    Adjustment Upon Changes in Capitalization.

              (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during any calendar year,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Automatic Options are to be granted under Section 6 and (v) the Performance Objectives.

              (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

              (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

       14. Effect of Certain Transactions. Subject to Sections 7.3, 8.8, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

       15. Limitation on Transfer. Subject to any limitations on transferability specifically provided for elsewhere in the Plan, the rights and interest of an Optionee or Grantee in any Option or Award may not be assigned or transferred other than by will or the laws of descent and distribution or, in the Committee's sole discretion, pursuant to a domestic relations order (within the meaning of Exchange Act Rule 16a-12). During the lifetime of an Optionee or Grantee, and except as the preceding sentence provides, only the Optionee or Grantee personally may exercise rights under the Plan. Except as otherwise specifically provided in the Plan, the Beneficiary of an Optionee or Grantee may exercise the rights of the Optionee or Grantee only to the extent they were exercisable under the Plan at the date of the death of the Optionee or Grantee and are otherwise currently exercisable.

       16. Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

              (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

              (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code (except that, in the event of a Change in Control, payment of Performance Awards to a Grantee who remains a "covered employee" with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

              (c) UK Approved Options are intended to comply with Schedule 9 to the Taxes Act, and in particular, but without limitation, with paragraphs 10 to 14 thereof, and the Plan shall, except were inconsistent with the subject or context, be interpreted accordingly.

       17. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, without limitation, (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

       18. Effective Date, Termination and Amendment of the Plan. The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

       The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

       No alteration shall be made to provisions of the Plan relating to UK Approved Options without the prior written approval of the UK Inland Revenue.

       19. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

       20. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                     (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                     (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                     (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

                     (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

       21.    Regulations and Other Approvals; Governing Law.

              21.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

              21.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

              21.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

       The Board may make such changes as may be necessary or appropriate to obtain or maintain the approval of the provisions of the Plan relating to UK Approved Options by the UK Inland Revenue.

              21.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

              21.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

       22.    Miscellaneous.

              22.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

              22.2   Withholding of Taxes.

                     (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                     (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) Business Days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

              22.3 Power of Attorney given by UK Employees. The following provisions shall apply only to Options and Awards granted to UK-resident or ordinarily resident Employees.

                     (a) It shall be a condition of all Options (which term shall for the purposes of paragraphs 22.3 (a) through (d) exclude UK Approved Options which retain approval from the UK Inland Revenue under Schedule 9 to the Taxes Act) and Awards granted to UK Employees and a condition precedent to the vesting, exercisability, or release for consideration, of all such Options and Awards that, if the vesting, exercise, or release for consideration gives rise to a liability of the Company or any Subsidiary (the "Relevant Body") under
Section 203F of the Taxes Act or otherwise pursuant to the United Kingdom's Pay As You Earn ("PAYE") system (or any other similar withholding tax system in any other applicable jurisdiction), the Relevant Body shall (to the extent permitted by English law) be entitled to withhold from such Grantee's or Optionee's salary or other payments due to him, and/or the Grantee or Optionee shall be required to pay to the Relevant Body, as a condition of such vesting, exercise or release, the amount which the Relevant Body is required to pay to the UK Inland Revenue (or other relevant taxing authority).

                     (b) Any payment by the Grantee or Optionee shall be made within such period as the Relevant Body shall notify to him. The Company may refuse to permit (a) the vesting or exercise of any Option or Award or (b) the release of any Option or Award for consideration if any such payment is not satisfied by the Grantee or Optionee within such period as shall have been notified to him.

                     (c) Alternatively, if the Committee so decides in its absolute discretion, the PAYE or other taxation liability falling upon any Relevant Body may be satisfied by (a) the Company not releasing to the Grantee or Optionee concerned such number of Shares (which expression shall for this purpose include other shares or securities to be issued upon such vesting or exercise) or (b) deducting from any consideration for the release of an Option or Award such monetary amount as shall in either case equal in value the amount required to be paid to the Inland Revenue (or other relevant taxing authority), together (where relevant) with any commission or similar costs associated with or to be incurred upon the disposal of any such Shares to fund such tax liability.

                     (d) Each holder of an Option or an Award under the Plan hereby appoints any Director of the Company or a Subsidiary as his attorney for the purpose of signing, in the name and on behalf of such holder, any documents required to implement the foregoing (including, without prejudice to the generality of the foregoing, the right to sell Shares not so released as aforesaid).

                           BIORELIANCE CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints Sherry L. Rhodes and Patrick J. Spratt, and each of them, his or her true and lawful agents and proxies, with full power of substitution, to vote all of the shares of Common Stock, par value $.01, of BioReliance Corporation, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 13, 1999, at 10:00 A.M., local time, to be held at 14920 Broschart Road, Rockville, Maryland 20850, and at an adjournment thereof, on all matters coming before the meeting.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            BIORELIANCE CORPORATION

                                  MAY 13, 1999

            \/ Please Detach and Mail in the Envelope Provided \/



A /X/  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

                                        FOR                WITHHELD        NOMINEES:    Victoria Hamilton
1. Election of two                                                                      Leonard Scherlis, M.D.
   Class II Directors                   / /                 / /
   to serve three-year terms,
   expiring in 2002.

For all nominees except as noted below:

------------------------------------------------------


                                        FOR    AGAINST     ABSTAIN
2. To approve the Amended and
   Restated BioReliance 1997           / /      / /        / /
   Incentive Plan.

3. To ratify the appointment of
   PricewaterhouseCoopers LLP as        / /      / /        / /
   independent auditors for the
   fiscal year ending
   December 31, 1999.

4. To transact such other business
   as may properly come before the      / /      / /        / /
   meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE                                                  DATE:
         -------------------------------------------------      --------------

SIGNATURE                                                  DATE:
         -------------------------------------------------      --------------

NOTE: Please date and sign exactly as your name appears herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.